Exhibit 99.1

 J.P. MORGAN HEALTHCARE CONFERENCEAngioDynamicsJim Clemmer, President and CEOJanuary 16, 2020

 Notice Regarding Forward-Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, infringement of AngioDynamics’ technology or assertions that AngioDynamics’ technology infringes the technology of third parties, the ability of AngioDynamics to effectively compete against competitors that have substantially greater resources, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, challenges with respect to third-party distributors or joint venture partners or collaborators, the results of sales efforts, the effects of product recalls and product liability claims, changes in key personnel, the ability of AngioDynamics to execute on strategic initiatives, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate acquired businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2019. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason.In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported adjusted EBITDA (income before interest, taxes, depreciation and amortization and stock-based compensation); adjusted net income; adjusted earnings per share, and net sales excluding acquired assets and Asclera. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.  Forward-Looking Statements      2

     VALUE CREATION  AngioDynamics Transformation Evolving Total Addressable Markets      Hi-Tech Platforms  Supplies  0-3% Growth Rate   2-5% Growth Rate   3-7% Growth Rate     2018$ 1.3B      2020$ 1.9B      2024$ 3.2B                    3

 Focus on Innovative Medical Technologies               Healthy Blood Flow to the Heart  Expanded Treatment Options in Oncology  Leveraging 3 main drivers to carve out our space in large, growing markets through innovative, disruptive technologies that treat patients with cancer, promote healthy blood flow and deliver critical therapies.   Healthy Blood Flow from the Heart      M & A  R & D  Clinical and Regulatory Pathway Expansion  4

     ANY lesion type, ANY lesion length, ANY lesion location  The first peripheral atherectomy technology that efficiently and repeatedly treats:  Eximo is now Visit Auryon-PAD.com for more information.    CONVENIENT  SAFE  EFFICIENT  5

   Targeted, disciplined M&A         The Auryon Laser system uses a revolutionary, proprietary method of delivering a 355 nm wavelength combined with a short-pulse (10-25ns) providing a design to achieve superior clinical results.  6

AURYON

The Auryon system is the first peripheral atherectomy technology that efficiently and repeatedly treats **any lesion type, any lesion length, at any lesion location.**[1]

355 nm

A longer wavelength and shorter pulse enable effective treatment of calcified lesions.[3,4]

Protects Vessel Wall From Perforation

Targeted biological reactions address the risk of perforation and vaporize lesions without thermal ablation.[2]

Small, Stable Footprint

Solid state delivery offers stability, no toxic gases, no calibration burden on staff, and minimal warm-up time.[5]

References: 1. Rundback J, Chandra P, Brodmann M, et al. Novel laser-based catheter for peripheral atherectomy: 6-month results from the Eximo Medical B-Laser™ IDE study. *Catheter Cardiovasc Interv.* 2019;94(7):1010-1017. **2.** Herzog A, Steinberg I, Gaisenberg E, Nomberg R, Ishaaya AA. A route to laser angioplasty in the presence of fluoroscopy contrast media, using a nanosecond-pulsed 355-nm laser. *IEEE J Sel Top Quantum Electron.* 2016;22(3):342-347. **3.** Herzog A, Steinberg I, Ishaaya AA. Shaping photomechanical effects in tissue ablation using 355 nm laser pulses. *J Biophotonics.* 2017;10(10):1262-1270. **4.** Herzog A, Malka D, Zalevsky Z, Ishaaya AA. Effect of spatial coherence on damage occurrence in multimode optical fibers. *Optics Letters.* 2015;40(3):415. doi:10.1364/ol.40.000415. **5.** Herzog A, Oszkinis G, Planer D, et al. Atherectomy using a solid-state laser at 355 nm wavelength. *J Biophotonics.* 2017;10(10):1271-1278.

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Compelling Data Illustrates Clinical Benefits

Clinical Benefits

- Auryon Atherectomy System is the first and only system capable of treating lesions in any location, whether highly calcified or thrombotic
- Optimized laser parameters provide the power to treat calcified lesions above- (ATK) and below-the-knee (BTK), including below-the-ankle
- FDA 510(k) with ISR labeling (second in US) and CE Mark
- Unique combination of 355nm short pulse laser and blunt blade enables:
  - ✓ Better accuracy
  - ✓ Increased safety
  - ✓ Tissue selectivity
  - ✓ More efficient procedure with fewer passed

ZERO

- Distal emboli events (with minimal use of filters, 2 used)
- Device-related flow-limiting dissections
- Perforations
- Device-related complications


Before Treatment
After Laser
After Laser + PTA

Excellent long-term results:

2.1% TLRs

(Target Lesion Revascularization)

in **141 subjects** at **6 months** (IDE)

4.3% TLRs

(Target Lesion Revascularization)

in **46 subjects** at **12 months** (CE)

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AURYON ADDRESSABLE MARKETS

2019 PROCEDURES | **2019 REVENUE**

6.0% 5Yr CAGR (procedures) | 4.5% 5Yr CAGR (revenue)


47,600
157,400
Laser
Mechanical
$120M
$400M

COMMERCIALIZATION

		FY20	FY21
Sales	Headcount	12-18	26-32
Marketing	Branding	AURYON	Implementation of full-scale brand strategy
Clinical Affairs	Pathfinder Registry	Registry established	Registry continued
	Advisory Board	1st Advisory Board Meeting Identification of scientific advisory board members and first meeting held	Additional medical advisory board established with cadence of quarterly to semi annual meetings
	Case Studies	Study(s) endpoints determined and case studies to begin	Additional sites selected for future case and clinical studies
Supply Chain	Operations	• New Suppliers • Scaled Production	Ongoing Improvement

*Millennium Research Group, Peripheral Vascular Devices 2017, 2019 market size estimates

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         The AngioVac System allows physicians to remove unparalleled levels of clot burden through a minimally invasive procedure.  Execution of internal R&D  10

The AngioVac System

The AngioVac System allows for the aspiration of embolic material such as fresh, soft thrombi or vegetation from the venous system.

- Utilizing a self-expanding, nitinol-reinforced funnel tip
- As blood and embolic material are aspirated, the blood is filtered and simultaneously reinfusing the patients own filtered blood to <u>limit procedural blood loss</u>

<u>The AngioVac Equation</u>



Circuit
+
Funnel
+
Pump
+
Filter
=
Minimal blood loss

✓ Large bore clot burden removed
✓ Minimal blood loss

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AngioVac Cannula
Saline
Filter
Waste Collection System
Reinfusion Cannula
Centrifugal Pump Console

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AngioVac provides a platform to move into Larger Market Segments

SIMPLE — MODERATE — COMPLEX

CATHETER DIRECTED THROMBOLYSIS	PERCUTANEOUS THROMBECTOMY	LARGE MATERIAL ASPIRATION

Uni-Fuse
Catheter Directed Thrombolysis

HIGH VOLUME
LOW ASP

LOW VOLUME
HIGH ASP

AngioVac
Cannula and Circuit
Aspiration & Reinfusion



5K RH
Interventions*
AngioVac
Cannula and Circuit
76K DVT
Interventions*
84K PE
Interventions*

Today, AngioVac procedures are focused in the Right Heart (RH). Future product development and clinical and regulatory pathway expansion will unlock the much larger Deep Vein Thrombosis (DVT) and Pulmonary Embolism (PE) markets.

Total Addressable Market
- $500M
- 7-8% 5Yr CAGR

RH = Right heart
DVT = Deep Vein Thrombosis
PE = Pulmonary Embolism
* = Annually

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AngioVac Gen 3 is the first product to move through our **revamped internal R&D process**

- Customer feedback led to improved design

AngioVac Gen 1

- One shape – no directionality
- No Radio Opaque (RO) markers
- No Over The Wire (OTW)
- Cutting and adapters



AngioVac Gen 2

- Two shapes
- Improved RO markers
- OTW capability
- Quick connects





FY2020

AngioVac Gen 3

- Two shapes
- Improved flow rates
- Improved flexibility
- Improved navigation
- 180-degree pre-curve is built for the RH

FY2021

AngioVac Gen 4

- More flexible, steerable, smaller diameter, longer cannula
- Potential to address PE

Multi-purpose Mechanical Aspirator

Future

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   Clinical & Regulatory Pathway Expansion        A cancer therapy that increases a physician's options for patient treatment.    14

NanoKnife Irreversible Electroporation (IRE)



The NanoKnife System uses 2 – 6 electrode probes to create a high-voltage electric field



Cells within the electric field develop irreversible, nano-size pores, causing the cells to die

This ablation is less traumatic than death caused by extreme heat or cold and the cellular debris is removed by the body's normal processes



Irreversible Electroporation
Apoptosis & Pyroptosis
Destruction of cell membrane
Phagocytosis
Cellular clearance of debris
E
±
=
Immediate
Hours
Days

Critical structures, such as blood vessels, bile ducts and nerves, within the ablation zone remain patent.

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NanoKnife provides a platform to address unmet needs in a number of large markets


$32M
ANGO REV
$162M
CURRENT MARKET
~$590M
TOTAL ADDRESSABLE MARKET
LIVER, LUNG, KIDNEY, PANCREAS, PROSTATE

Cancer	New Cases Annually
Pancreas	57,600
Prostate	191,930
Liver	42,810
Lung	228,820
Kidney	73,750

Cancer Facts & Figures 2020
American Cancer Society

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Jan 2018  Oct 2018  Mar 2019  May 2019  Jun 2019  Oct 2019  Breakthrough Designation  First Patient Enrolled  FDA Nano 3.0 Clearance  CPT Code Submission by SIR & ACS      ICD 10 Codes (IRE Specific)Inpatient Payment Amounts (MS-DRG)  IDE Approval  ANTICIPATED FIRST 15 SITES  17

   FY2020First Half Results  FY2020Full Year Guidance (Unchanged)  Revenue  $136.0M  $280M – $286M  GAAP Earnings Per ShareNon-GAAP Adjusted EPS  $(0.11)$0.14   $(0.35) – $(0.40)$0.10 – $0.15  Gross Margin  58.6%  58% - 59%  Adjusted EBITDA  $13.7M  $15M-20M  Debt  $0.0M  $15.0M  FY 2020 Six-Month Actuals and Full-Year Expectations      18

       SUMMARY  Growth Potential Powered by Three Key Drivers  M&A R&D Expansion of Clinical and Regulatory Pathways  Meaningful transformation into larger, faster-growing markets with higher value medical technologies.  5  DEALS   MONTHS  18  Innovative, proprietary portfolio of Medical Technologies that address unmet needs of healthcare professionals and patients.  19

 Amounts in thousands  Reconciliation Tables      Includes costs related to merger and acquisition activities, restructurings, and unusual items, including asset impairments and write-offs, certain litigation, and other items.Deferred financing fees related to the old credit agreement were written off during the first quarter of fiscal year 2020.Adjustment to reflect the income tax provision on a non-GAAP basis has been calculated assuming no valuation allowance on the Company's U.S. deferred tax assets and an effective tax rate of 23% for November 30, 2019 and 2018.  GAAP to Non-GAAP Net Income & EPS  Net Income to Adjusted EBITDA